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                                                                    EXHIBIT 10.8



                                PLEDGE AGREEMENT


                 THIS PLEDGE AGREEMENT (this "Agreement"), dated as of May 31, 1995, between MHI ACQUISITION, INC., a Delaware corporation (the "Holding Company") owning 100% of the issued and outstanding Stock of MHI ACQUISITION CORPORATION I, a Delaware corporation ("Mergerco I") and, upon the consummation of a merger (the "Merger") of Mergerco I with and into Milestone Healthcare, Inc., a Delaware corporation ("Milestone"), owning 100% of the issued and outstanding Stock of Milestone (Mergerco I and Milestone, collectively, the "Borrower"), and INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, a Delaware corporation ("ING"), as Agent (in such capacity, the "Agent") for itself and the other lenders (ING and such other lenders, collectively, the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as defined below).


                              W I T N E S S E T H:


RECITALS.

                 A. Mergerco I, Milestone, the Lenders and the Agent have entered into a Credit Agreement, dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make a Term Loan and make available Revolving Loans to Mergerco I, all as more specifically set forth in the Credit Agreement; and

                 B. Immediately subsequent to the initial borrowing by Mergerco I under the Credit Agreement, the Merger shall take place, with Milestone also assuming all of the obligations of Mergerco I under the Credit Agreement, and thereafter becoming the Borrower under the Credit Agreement; and

                 C. The Holding Company is the owner of one hundred percent (100%) of the issued and outstanding stock of Mergerco I and, upon the consummation of the Merger, will be the owner of 100% of the issued and outstanding Stock of Milestone, and all extensions of credit to the Borrower will inure to the benefit of the Holding Company, directly or indirectly; and

                 D. It is a condition precedent to the making of the Loans under the Credit Agreement that the Holding Company execute and deliver a Guaranty (the "Holding Company Guaranty") pursuant to which the Holding Company shall guaranty payment and performance of the Obligations of the Borrower to the Agent and the Lenders and that the Holding Company secure its obligations under the Holding Company Guaranty by granting to the Agent, for its benefit
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and the ratable benefit of the Lenders, a continuing security interest in all of the Collateral (as defined below) pursuant to this Agreement;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged by it, and in order to induce the Lenders to make Loans to the Borrower pursuant to the Credit Agreement, the Holding Company agrees with the Agent, for the ratable benefit of the Agent and the Lenders, as follows:


                               ARTICLE ARTICLE 1

                                  DEFINITIONS

                 SECTION 1.1. Certain Terms. In addition to the terms defined in the preamble and recital paragraphs hereof, the following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                 "Borrower" means, collectively, Mergerco I and Milestone.

                 "Collateral" means, collectively, (a) the Initial Pledged Shares; (b) all other Pledged Shares issued from time to time; (c) all other Pledged Property, whether now or hereafter delivered to the Agent in connection with this Agreement; and (d) all proceeds of any of the foregoing.

                 "Default" means any Event of Default or any condition or event which, after notice or lapse of time or both, would constitute an Event of Default.

                 "Distributions" mean all stock dividends, liquidating dividends, shares of stock resulting from stock splits, reclassifications, warrants, options, non-cash dividends and other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not mean Dividends.

                 "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares made out of capital surplus.

                 "Event of Default" means any event described in Section 5.1.

                 "Initial Pledged Shares" means the capital stock of Mergerco I and Mergerco II as evidenced by the share certificates more particularly described in Part A of Attachment 1 hereto which capital stock shall, upon consummation of the Merger, become all





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of the issued and outstanding shares of capital stock of Milestone and
Milestone Management, respectively, and shall be evidenced by a replacement share certificate more particularly described in Part B of Attachment 1 hereto.

                 "Merger" means the merger of Mergerco I with and into Milestone with Milestone as the surviving corporation.

                 "Pledged Property" means all Pledged Shares and all Dividends, Distributions, securities, cash, instruments, interest payments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

                 "Pledged Shares" means the Initial Pledged Shares and all other shares of capital stock, if any, which are delivered by the Holding Company to the Agent as Pledged Property hereunder.

                 "ratable" or "ratably" means, in the context of a distribution of Collateral or a distribution of proceeds of any of the Collateral, an allocation of such Collateral or proceeds among the Lenders pro rata in accordance with their respective portion of the aggregate dollar amount of the Secured Obligations to which the distribution is being applied.

                 "Secured Obligations" means, collectively, the obligations of the Holding Company under the Holding Company Guaranty.

                 "U.C.C." means the Uniform Commercial Code as in effect in the State of New York.

                 SECTION 1.2. Credit Agreement Definitions, Cross-References, Etc. Capitalized terms used herein (including the preamble and recitals hereof) shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires or unless otherwise defined herein. References in this Agreement, the Credit Agreement, the Holding Company Guaranty or any other Loan Document to this "Agreement" or the "Holding Company Pledge Agreement" shall mean this Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative. References in this Agreement to any Section, unless otherwise specified, are references to such Section of this Agreement, and references in such Section to any clause, unless otherwise specified, are references to such clause of such Section.





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                 SECTION 1.3.     U.C.C. Definitions.  Unless otherwise defined
herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE 2

                                     PLEDGE

                 SECTION 2.1. Grant of Security Interest. The Holding Company hereby pledges, assigns, charges, mortgages, delivers and transfers to the Agent, for its benefit and the ratable benefit of the Lenders, and hereby grants to the Agent, for its benefit and the ratable benefit of the Lenders, a continuing security interest in and to, all of the Collateral.

                 SECTION 2.2. Security for Secured Obligations. This Agreement and the Collateral secure the payment in full and performance of all Secured Obligations.

                 SECTION 2.3. Delivery of Pledged Property; Registration of Pledge, Transfer, Etc. All certificates and instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank and, if the Agent shall so request, with signatures guaranteed by a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States. Upon an Event of Default, the Agent shall have the right, at any time without notice to the Holding Company, to transfer to, or to register in the name of the Agent or any of its nominees, any or all of the Pledged Shares, subject only to the revocable rights of the Holding Company specified in Section 4.6. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Shares for certificates or instruments of smaller or larger denominations to be issued in the same name as the shares being exchanged.

                 SECTION 2.4. Dividends on Pledged Shares. In the event that any Dividend is to be paid on any Pledged Share at a time when no Default or Event of Default has occurred and is continuing or would result therefrom and such Dividend is otherwise permitted by the Credit Agreement, such Dividend may be paid by the Borrower directly to the Holding Company.





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                 SECTION 2.5.      No Duty to Agent.  The powers conferred on
the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Beyond reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or from any diminution in the value thereof, by reason of the act or omission of any carrier, forwarding agency, or other agent selected by the Agent in good faith.

                 SECTION 2.6. Continuing Security Interest; Transfer of Secured Obligation. This Agreement shall:

                 (a) create a continuing security interest in the Collateral;


                 (b) remain in full force and effect until the later of the Revolving Loan Commitment Termination Date, the payment in full and performance of all Secured Obligations (other than those Secured Obligations that are contingent and expressly survive the termination of the Credit Agreement as provided in Section 9.5 therein) or the termination of the Credit Agreement;

                 (c) be binding upon the Holding Company, its administrators, successors and assigns, provided that the Holding Company may not assign any of its rights or obligations hereunder without the prior written consent of the Agent; and

                 (d) inure to the benefit of the Agent and the Lenders and their respective successors, transferees and assigns.

Without limiting the foregoing, any Lender may assign or otherwise transfer any Note, Loan or other Secured Obligation, held by it to any other Person, in accordance with the terms of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted herein. Upon the occurrence of the last event described in subsection 2.6(b) above, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Holding Company. Upon any such termination, the Agent will, at the Holding Company's expense, deliver all certificates and instruments representing or evidencing all Pledged Shares, together with all





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other Collateral held by the Agent hereunder, and execute and deliver to the
Holding Company, at the Holding Company's expense, such documents as the Holding Company shall reasonably request to evidence such termination.


                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

                 SECTION 3.1. Warranties, Etc. The Holding Company represents and warrants unto the Agent and each Lender that as at the date of each pledge hereunder (including each pledge of Pledged Shares) by the Holding Company to the Agent of any Collateral:

                 (a) The Holding Company has full power and authority to enter into and perform the Holding Company's obligations under this Agreement and to pledge the Collateral hereunder.

                 (b) The execution, delivery and performance of this Agreement by the Holding Company, and the pledge of the Collateral hereunder do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Instrument to which the Holding Company is party or any law or government regulation or court decree or order and will not result in or require the creation or imposition of any Lien on any of the Holding Company's properties pursuant to the provisions of any such Instrument. This Agreement is the legal, valid and binding obligation of the Holding Company, enforceable in accordance with its terms subject to the effect of (i) any applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally; and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).


                 (c) All balance sheets, all statements of operations, stockholders' equity and cash flows, and all other financial information of the Holding Company and its Subsidiaries, which have been or shall hereafter be furnished by or on behalf of the Holding Company to the Lenders and the Agent have been prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein and except for the absence of footnotes with respect to the unaudited financial statements) and present fairly in all material respects the financial condition of the Holding Company and its Subsidiaries as at the dates thereof and reflect all material contingent liabilities and material liabilities for taxes, long-term leases and unusual forward and long-term commitments, subject, in the case of unaudited statements, to changes resulting from normal year-end audit adjustments.





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                 (d)      The Holding Company is and at all times will be the
         legal and beneficial owner of, and has and will have at all times good and marketable title to (and has and will at all times have full right and authority to pledge and assign) all Collateral, free and clear of all Liens or other charges or encumbrances, except the Lien granted pursuant hereto in favor of the Agent.

                 (e) The delivery of the Collateral (including the delivery of the Initial Pledged Shares) to the Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations, and no filing or other action is necessary to perfect or protect such security interest, except that the filing of a financing statement, the taking of possession or some other action may be required under
         Section 9-306 of the U.C.C. to perfect a security interest in certain proceeds of the Collateral that do not constitute Pledged Shares or other instruments (as such term is defined in Article 9 of the U.C.C.).

                 (f) All of the Pledged Shares have been duly authorized and validly issued, and are fully paid, and nonassessable.

                 (g) Prior to the effectiveness of the Merger, the Initial Pledged Shares constitute 100% of all of the issued and outstanding shares of Stock of Mergerco I, and upon effectiveness of the Merger, the Initial Pledged Shares shall constitute 100% of all of the issued and outstanding shares of Stock of Milestone. Thereafter, the Pledged Shares will constitute at all times 100% of all issued and outstanding shares of Stock of Milestone.

                 (h) No authorization, approval, or other action by and no notice to or filing with, any Governmental Authority is or will be required either:

                             (i) for the pledge by the Holding Company of any Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by the Holding Company, or

                             (ii) for the exercise by the Agent of the voting
                 or other rights provided for in this Agreement, or (except, with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally) the remedies in respect of the Collateral pursuant to this Agreement.





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                                   ARTICLE 4

                                   COVENANTS

                 SECTION 4.1. Protect Collateral; Further Assurances, Etc. The Holding Company will not sell, assign, transfer, pledge or encumber in any other manner the Collateral (except in favor of the Agent hereunder). The Holding Company will warrant and defend the right, title and security interest herein granted to the Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Holding Company agrees that at any time, and from time to time, at the expense of the Holding Company, the Holding Company will promptly execute and deliver all further Instruments, and take all further action, that may be necessary, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

                 SECTION 4.2. Issuance of Stock, Etc. The Holding Company will not, subsequent to the date of this Agreement, without the prior written consent of the Required Lenders, cause or permit the Borrower to issue or grant any warrants, stock options of any nature or other instruments convertible into shares of any class of Stock or issue any additional shares of Stock or sell or transfer any treasury Stock.

                 SECTION 4.3. Taxes. The Holding Company will pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral before the same become delinquent or become Liens upon any of the Collateral except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.

                 SECTION 4.4. Stock Powers, Etc. The Holding Company agrees that all Pledged Shares (and all other shares of Stock constituting Collateral) delivered by the Holding Company pursuant to this Agreement will be accompanied by all necessary instruments of transfer or assignment, duly executed in blank and, if the Agent shall so request, with signatures guaranteed by a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States. The Holding Company will, from time to time upon the request of the Agent, promptly deliver to the Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence of any Default, promptly





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transfer any Pledged Shares or other shares of Stock constituting Collateral into the name of the Agent or any nominee designated by the Agent.

                 SECTION 4.5. Continuous Pledge. The Holding Company will, at all times, keep pledged to the Agent pursuant hereto all Pledged Shares, all Dividends and Distributions with respect thereto, and all other Collateral.

                 SECTION 4.6. Voting Rights; Dividends, Etc. The Holding Company agrees to deliver all Distributions at any time received by it to the Agent to be held as Collateral hereunder and, in addition, to deliver (properly endorsed where required hereby or requested by the Agent) to the Agent:

                 (a) after any Default or an Event of Default shall have occurred and be continuing or if any Default or Event of Default shall occur as a result thereof, promptly upon receipt thereof by the Holding Company and without any request therefor by the Agent, all Dividends (except for Dividends to the Holding Company for the payment of federal and state income tax liability in respect to the net income of the Person declaring such Dividend), all of which shall be held by the Agent as additional Collateral for use in accordance with Section 5.5; and


                 (b) after any Event of Default shall have occurred and be continuing, promptly upon request of the Agent, such proxies and other documents as may be necessary to allow the Agent to exercise the voting power with respect to any share of Stock constituting Collateral;

provided, however, that unless an Event of Default shall have occurred and be continuing or result therefrom and the Holding Company shall have received notice from the Agent that it shall no longer be entitled to do so, the Holding Company shall be entitled to exercise, in its reasonable judgment, but in a manner not inconsistent with the terms of the Credit Agreement or any other Loan Document (including this Agreement) the voting powers and all other incidental rights of ownership with respect to any Pledged Shares or other shares of Stock constituting Collateral (subject to the Holding Company's obligation to deliver to the Agent such Pledged Shares and other shares in pledge hereunder); provided, further however, that unless a Default or an Event of Default shall have occurred and be continuing or result therefrom, the Holding Company shall be entitled to the receipt of all Dividends in accordance with Section 2.4 to the extent such Dividends were permitted to be paid pursuant to the Credit Agreement.

All Dividends, Distributions, cash payments and proceeds which at any time and from time to time may be held by the Holding Company but which the Holding Company is then obligated to deliver to the





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Agent, shall, until delivery to the Agent, be held by the Holding Company separate and apart from its other property in trust for the Agent. The Agent agrees that unless an Event of Default shall have occurred and be continuing, the Agent shall, upon the written request of the Holding Company, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Holding Company which are necessary to allow the Holding Company to exercise voting power with respect to any share of Stock (including Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver or ratification given, or action taken by the Holding Company that would impair in any material respect any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Agreement) or the Warrant Documents.

                 SECTION 4.7. Additional Information. The Holding Company will furnish to the Agent and the Lenders written notice of the occurrence of any event which would make any representation contained in Article 3 untrue at such time.

                                   ARTICLE 5

                          EVENTS OF DEFAULT; REMEDIES

                 SECTION 5.1. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

                 (a) if there shall occur any Event of Default under the Credit Agreement;

                 (b) if any of the Collateral shall be attached or levied upon or seized in any legal proceeding, or held by virtue of any Lien or distress; or

                 (c) if any representation or warranty of the Holding Company set forth herein or in the Holding Company Guaranty shall be untrue in any material respect or if the Holding Company shall default in the due performance and observance of any covenant contained herein and such default shall continue unremedied for a period of ten (10) days after notice thereof shall have been given to the Holding Company by the Agent.

                 SECTION 5.2. Actions upon Event of Default. In addition to its rights and remedies provided hereunder, whenever an Event of Default shall have occurred and be continuing, the Agent shall have all rights and remedies of a secured party upon default under the U.C.C. or other applicable law. Any notification required by law of any intended disposition by the Agent of any of the Collateral shall be deemed reasonably and





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properly given if given at least ten (10) days before such disposition.
Without limitation of the above, the Agent may, whenever an Event of Default shall have occurred and be continuing, without prior notice to the Holding Company, take all or any of the following actions:

                 (a) transfer all or any part of the Collateral into the name of the Agent or its nominee, without disclosing that such Collateral is subject to the Lien hereunder;

                 (b) notify the parties of the obligation on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder;

                 (c) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

                 (d) endorse any checks, drafts, or other writings in the Holding Company's name to allow collection of the Collateral;

                 (e)      take control of any proceeds of the Collateral; and

                 (f) execute (in the name, place and stead of the Holding Company) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

                 SECTION 5.3. Attorney-in-Fact. The Holding Company hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Holding Company, the Agent, the Lenders or otherwise, for the sole use and benefit of the Agent and the Lenders, but at the Holding Company's expense, upon the occurrence and during the continuation of an Event of Default to take any action and to execute any instrument which the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement.

                 SECTION 5.4. Private Sales. (a) The Holding Company recognizes that the Agent may be unable, after the occurrence and during the continuance of any Event of Default, to effect a public sale of any or all the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities law or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Holding Company acknowledges





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and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay sale of any of the Pledged Shares for the period of time necessary to permit the Borrower to register such securities for public sale under the Securities Act or under applicable state securities law, even if the Borrower would agree to do so.

                 (b) The Holding Company further agrees to use its best efforts, after the occurrence and during the continuance of an Event of Default, to do or cause to be done all such acts as may be necessary to make such sale or sales of all or any portion of the Pledged Shares pursuant to this
Section 5.4 valid and binding and in compliance with any and all other applicable Requirements of Law.

                 SECTION 5.5. Application of Proceeds. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may be applied (after payment of any amounts payable to the Agent pursuant to Section 9.3 of the Credit Agreement and Section 5.6 of this Agreement) in whole or in part by the Agent against, all or any part of the Secured Obligations in the following order:

                 (a) first, ratably, to the unpaid interest (including post-petition interest) accrued and then due or owing on the Secured Obligations and to the aggregate amount of fees described in Section
         2.3 of the Credit Agreement which have accrued and are unpaid;

                 (b) second, ratably, among holders of the Notes, on account of all principal of any Secured Obligations then due or owing; and

                 (c) third, to any other Secured Obligations then due or owing.

Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Holding Company or to whomsoever may be lawfully entitled to receive such surplus.

                 SECTION 5.6. Indemnity and Expenses. The Holding Company hereby indemnifies and holds harmless the Agent and the Lenders from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Agent's gross negligence or willful misconduct. Upon demand, the Holding Company will pay, or cause to be paid, to the Agent the amount of any and all





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reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with:

                 (a)      the administration of this Agreement;

                 (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

                 (c) the exercise or enforcement of any of the rights of the Agent hereunder and any action taken by the Agent under Section 6.4; and

                 (d) the failure by the Holding Company to perform or observe any of the provisions hereof.

                                   ARTICLE 6

                                 MISCELLANEOUS

                 SECTION 6.1. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article 9 thereof.

                 SECTION 6.2. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departures by the Holding Company herefrom shall in any event be effective unless the same shall be in writing, signed by the Agent (with the consent of the Required Lenders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

                 SECTION 6.3. Obligations Not Affected. The obligations of the Holding Company under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                 (a) any amendment or modification or addition or supplement to the Credit Agreement, any Note, any other Loan Document, any Instrument delivered in connection therewith or any assignment or transfer thereof;

                 (b) any exercise, non-exercise or waiver by the Agent or any Lender of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, this Agreement, the Credit Agreement, or any other Loan Document;

                 (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Credit Agreement or any other Loan Document or any assignment or transfer of any thereof; or

                 (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Borrower, the Holding Company or any other Person, whether or not the Holding Company shall have notice or knowledge of any of the foregoing.

                 SECTION 6.4. Protection of Collateral. The Agent may from time to time, at its option, perform any act which the Holding Company agrees hereunder to perform and which the Holding Company shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

                 SECTION 6.5. Addresses for Notices. All notices and other communications provided for hereunder to any party hereto shall be given in the manner provided in Section 9.4 of the Holding Company Guaranty.

                 SECTION 6.6. Governing Law; Jurisdiction. (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                 (b) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (AND THE HOLDING COMPANY AGREES THAT SUCH JURISDICTION WILL BE EXCLUSIVE WITH RESPECT TO CLAIMS BROUGHT BY THE HOLDING COMPANY AGAINST THE AGENT OR ANY LENDER), AND EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

                 (c) The Holding Company hereby irrevocably designates, appoints and empowers CT Corporation System, whose present address is 1633 Broadway, New York, New York 10019, as its authorized agent to receive, for and on its behalf and on behalf of its property, service of process in the State of New York when and as such legal actions or proceedings may be brought in the courts of the State of New York or of the United States of America sitting in the Southern District of New York, and such service of process shall be deemed complete upon the date of delivery thereof to such agent whether or not such agent gives notice thereof to the Holding Company, or upon the earliest of any other date permitted by applicable law. It is understood that a copy of said process served on such agent will as soon as practicable be forwarded to the Holding Company, at the address set forth below, but the Holding Company's failure to receive such copy shall not affect in any way the service of said process on said agent as the agent of the Holding Company. The Holding Company irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to the Holding Company at its address set forth below, such service to become effective upon the earlier of (i) the date 10 calendar days after such mailing or (ii) any earlier date permitted by applicable law. The Holding Company agrees that it will at all times continuously maintain an agent to receive service of process in the State of New York on behalf of the Holding Company and its properties and in the event that, for any reason, the agent named above or its successor shall no longer serve as its agent to receive service of process in the State of New York on its behalf, it shall promptly appoint a successor so to serve and shall advise the Agent and the Lenders thereof (and shall furnish to the Agent the consent of any successor agent so to act). Nothing in this Section 6.6 shall affect the right of the Agent or any Lender to bring proceedings against the Holding Company in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

                 SECTION 6.7. Waiver of Jury Trial, Etc. THE AGENT, THE LENDERS AND THE HOLDING COMPANY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE AGENT, SUCH LENDERS, OR THE HOLDING COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND SUCH LENDERS ENTERING INTO THE CREDIT AGREEMENT.

                 SECTION 6.8. Limitation of Liability. Neither the Agent, the Lenders nor any Affiliate thereof, shall have any liability with respect to, and THE HOLDING COMPANY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON, ANY CLAIM FOR ANY SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES SUFFERED BY THE HOLDING COMPANY IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH.

                 SECTION 6.9. Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Holding Company and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Holding Company and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Holding Company and each Lender.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                        MHI ACQUISITION, INC.



                                        By:  /s/ William A. Brosius
                                             ------------------------------
                                                Name:
                                                Title:



                                        INTERNATIONALE NEDERLANDEN (U.S)
                                          CAPITAL CORPORATION



                                        By:
                                            /s/
                                            -------------------------------
                                            Name:
                                            Title:

                                                       ATTACHMENT 1
                                                       (to the Pledge Agreement)


                                       A.

                          PLEDGED SHARES OF MERGERCO I


                          Class of            Number of       Certificate
   Issuer               Capital Stock          Shares           Number(s)
   ------               -------------         ---------       -----------
MHI Acquisition         Common                1,000             [1]
Corporation I

MHI Acquisition
Corporation II          Common                1,000             [1]





                                      B.

                         PLEDGED SHARES OF MILESTONE
                         ---------------------------

                        Class of              Number of          Certificate
   Issuer             Capital Stock            Shares             Number(s)
   ------             -------------           ---------          -----------
Milestone             Common                  1,000                 [____]
Healthcare,
Inc.

Milestone             Common                  1,000                 [____]
Healthcare
Management,
Inc.

                           ACKNOWLEDGMENT AND CONSENT



                 Each of MHI Acquisition Corporation I and Milestone Healthcare, Inc. hereby acknowledges receipt of a copy of the foregoing Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it.

                                        MHI ACQUISITION CORPORATION I



                                        By:  /s/ William A. Brosius
                                             ----------------------
                                                Name:
                                                Title:



                                        MILESTONE HEALTHCARE, INC.



                                        By:  /s/ William A. Brosius
                                             ----------------------
                                                Name:
                                                Title: